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Household Finance Corporation
HRSI Funding, Inc.                                                      Apr-98
Household Private Label Credit Card Master Trust II, Series 1994-2   20-May-98
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*** Trust Portfolio Activity Summary ***
Performance Ratios (expressed as a percentage of Principal Receivables)
   Payment Rate                                             8.988%
   Annualized Gross Cash Yield                              22.962%
   Annualized Default Rate                                  6.930%
   Annualized Portfolio Yield                               16.032%
Delinquency status of accounts:          (Gross/Gross)
   30 - 59 days (Del Stat 1) ($)                            54,623,134.71
   30 - 59 days (Del Stat 1) (%)                            3.86%
   60 - 89 days (Del Stat 2) ($)                            28,874,246.38
   60 - 89 days (Del Stat 2) (%)                            2.04%
   90+ days (Del Stat 3+)($)                                93,707,745.56
   90+ days (Del Stat 3+)(%)                                6.63%
        Total ($)                                           177,205,126.65
        Total (%)                                           12.53%
Collections
   Principal (discount applied)                             97,843,112.15
   Finance Charge (discount applied)                        24,844,160.23
   Other                                                    0.00
   Allocated Recoveries                                     1,274,409.89
   Total                                                    123,961,682.27
Aggregate Principal Shortfalls for Group 1                  0.00
Adjustment Payments                                         0.00
Transfer Deposit Amount                                     0.00
Charge-Off Activity
   Defaulted Receivables                                    7,882,573.87
   Defaulted Receivables Repurchased Pursuant to Article 2.07  0.00
   Defaulted Receivables Repurchased Pursuant to Article 3.03  0.00
   Defaulted Amount                                         7,882,573.87
*** Reallocated Investor Finance Charge and Administrative Collections ***
Reallocated Investor Finance Charge and Admin Collections   6,432,689.94
Investor Defaulted Amount                                   1,941,383.22
Series Adjusted Portfolio Yield                             16.032%
*** Class A Invested Percentage Allocations ***
Class A Invested Percentage                                 81.3070423%
Fixed Class A Invested Percentage                           82.0000000%
Class A Monthly Interest (Due) [Section 4.08(a)]            1,665,625.00
Overdue Class A Monthly Interest (Due) [Section 4.08(a)]    0.00
Class A Additional Interest (Due) [Section 4.08(a)]         0.00
Overdue Class A Additional Interest (Due) [Section 4.08(a)] 0.00
Class A Investor Default Amount                             1,578,481.27
Allocable Servicing Fee (Due) [Section 3]                   560,290.40
Previously unpaid Allocable Servicing Fee                   0.00
Class A Required Amount [Section 4.10 (a)]                  0.00
Funding of Class A Required Amount:
 From Excess Reallocated FC&A to Pay Req. Amount [Section 4.13(a)]  0.00
 From Cash Collateral Account Withdrawls [Section 4.14(b)]  0.00
 From Subordinated Principal Collections [Section 4.15(a)]  0.00
 Total ("Funded Class A Required Amount")
Class A Invested Percentage of Reallocated FC&A [Section 4.11(a)] 5,230,229.93
Amount that constitutes Excess FC&A [Section 4.11(a)(iv)]   1,425,833.26
Funded Class A Required Amount                              0.00
Excess Reallocated FC&A to cover previously unpaid Allocated Servicing Fee
[Section 4.13(                                              0.00
Total Available for Class A Invested Percentage Allocations 3,804,396.67
Class A Monthly Interest (Paid)                             1,665,625.00
Overdue Class A Monthly Interest (Paid)                     0.00
Class A Additional Interest (Paid)                          0.00
Overdue Class A Additional Interest (Paid)                  0.00
Reimb. of Class A Investor Default Amount (Paid)            1,578,481.27
Allocable Servicing Fee (Paid)                              560,290.40
Previously unpaid Allocable Servicing Fee (Paid)            0.00
Class A Interest Shortfall                                  0.00
Class A Additional Interest Shortfall                       0.00
*** Class B Invested Percentage Allocations ***
Class B Invested Percentage                                 6.6929577%
Fixed Class B Invested Percentage                           6.0000000%
Class B Monthly Interest (Due) [Section 4.08(b)]            150,000.00
Overdue Class B Monthly Interest (Due) [Section 4.08(b)]    0.00
Class B Additional Interest (Due) [Section 4.08(b)]         0.00
Overdue Class B Additional Interest (Due) [Section 4.08(b)] 0.00
Class B Investor Default Amount                             129,935.96
Excess current or overdue Class B Monthly Interest, Class B Additional
Interest or the cumulative Excess Interest                  0.00
Funding of Excess current or overdue Class B Monthly Interest, Class B Additional Interest or the cumulative Excess Interest:
 From Excess Reallocated FC&A [Section 4.13(c)]             0.00
 From Cash Collateral Account Withdrawl [Section 4.14(b)]   0.00
 From Subordinated Principal Collections allocable to the Collateral Invested
      Amount                                                0.00
 Total Funded                                               0.00
Funding of Class B Investor Default Amount
 From Excess Reallocated FC&A [Section 4.13(d)]             129,935.96
 From Cash Collateral Account Withdrawl [Section 4.14(b)]   0.00
 From Subordinated Principal Collections allocable to the Collateral Invested
      Amount                                                0.00
 Total Funded                                               129,935.96
Class B Invested Percentage of Reallocated FC&A [Section 4.11(b)]   430,537.22
Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]   280,537.22
Funded Excess current or overdue Class B Monthly Interest,Class B Additional
      Interest or the cumulative Excess Interest:             0.00
Funded Class B Default Amount                               129,935.96
Total Available for Class B Floating Allocations            279,935.96
Class B Monthly Interest (Paid)                             150,000.00
Overdue Class B Monthly Interest (Paid)                     0.00
Class B Additional Interest (Paid)                          0.00
Overdue Class B Additional Interest (Paid)                  0.00
Reimbursement Class B Investor Default Amount (Paid)        129,935.96
Class B Interest Shortfall                                  0.00
Class B Addtional Interest Shortfall                        0.00
*** Collateral Invested Percentage Allocations ***
Collateral Invested Percentage                              12.0000000%
Fixed Collateral Invested Percentage                        12.0000000%
Collateral Monthly Interest (Due) [Section 4.08(c)]         210,844.28
Overdue Collateral Monthly Interest (Due) [Section 4.08(c)] 0.00
Collateral Additional Interest (Due) [Section 4.08(c)]      0.00
Overdue Collateral Additional Interest (Due) [Section 4.08(c)] 0.00
Collateral Investor Default Amount                          232,965.99
Collateral Invested % of Reallocated FC&A [Section 4.11(b-1)]  771,922.79
Amount that constitutes Excess FC&A [Section 4.11(b-1)]     771,922.79
From Excess Reallocated FC&A to Fund Collateral Investor Default Amount
      [Section 4.13(h)]                                     443,810.27
Total Available for Collateral Invested Percentage Allocations 443,810.27
Collateral Monthly Interest (Paid)                          210,844.28
Overdue Collateral Monthly Interest (Paid)                  0.00
Collateral Additional Interest (Paid)                       0.00
Overdue Collateral Additional Interest (Paid)               0.00
Reimbursement of Collateral Default Amount (Paid)           232,965.99
Collateral Interest Shortfall                               0.00
Collateral Additional Interest Shortfall                    0.00
Series 1994-2 Monthly Interest
    Collateral Rate Cap                                     9.3482810%
    Collateral Monthly Interest (Subject to Collat. Rate Cap)  210,844.28
    Series 1994-2 Monthly Interest                          2,026,469.28
*** Reimbursement of Shortfalls ***

Excess Reallocated FC&A Collections
  Sources of Excess Reallocated FC&A Collections
   Excess Class A Reallocated FC&A [Section 4.11(a)(iv)]    1,425,833.26
   Excess Class B Reallocated FC&A [Section 4.11(b)(ii)]       280,537.22
   Excess Collateral Interest Reallocated FC&A [Section 4.11(b-1)]  771,922.79
         Total                                              2,478,293.27
  Uses of Excess Reallocated FC&A Collections [Section 4.13]
   Allocated to Class A Required Amount [Section 4.13(a)]      0.00
   Allocated to reimburse Class A Investor Charge-Offs [Section 4.13(b)] 0.00 Allocated to pay current or overdue Class B Monthly Interest, Class B
      Additional Interest or the Cumulative Excess Interest Amount [Section
      4.13(c)]                                              0.00
   Allocated to fund the Class B Investor Default Amt [Sect4.13(d)] 129,935.96
   Allocated to reimburse Class B Invested Amt reductions [Sect4.13(e)]   0.00
   Allocated to Collateral Monthly Interest [Section 4.13(f)] 210,844.28 Allocated to unpaid Alloc Svcg Fee from previous periods [Sect4.13(g)] 0.00
   Allocated to fund the Collateral Default Amount [Sect4.13(h)]    232,965.99
   Allocated to reimburse Collateral Invested Amt reductions [Sect4.13(i)]0.00
   Allocated to the Cash Collateral Account [Section 4.13(j)]             0.00
   Allocated pursuant to the Collateral Agreement [Sect4.13(k)]   1,904,547.04
Subordinated Principal Collections [Section 4.15]           5,024,794.86
   Allocated to Class A Required Amount [Section 4.15(a)]   0.00
   Allocated to pay current or overdue Class B Monthly Interest, Class B Additional Interest or the Cumulative Excess Interest Amt [Sect 4.15(b)] 0.00
    Allocated to fund the Class B Investor Default Amount [Sect 4.15(c)] 0.00 *** Amortization Allocations ***
Accumulation Period Determination
    Required Aggregate Accumulation Amount                  20,000,000.00
    Accumulation Period Amount                              0.00
    Accumulation Period Length                              2.00
         Accumulation Period?                               NO
Amortization Events
   Three Month Average Series Adjusted Portfolio Yield Test Not Triggered
   Other Amortization Events                                Not Triggered
Transaction Period                                          Cont. Amort.
Principal Allocation Percentage                             83.1695896%
Available Investor Principal Collections
     Investor Principal Collections                         25,363,418.96
     Subordinated Principal Collections                     0.00
     Series Allocable Miscellaneous Payments                0.00
     Series 1994-2 Excess Principal Collections             0.00
     [Subordinated Series Reallocated Principal Collections]   0.00
  Available Investor Principal Collections                     25,363,418.96
Collateral Principal Collections                `           3,458,648.04
Class A Controlled Amortization Amount                      17,083,333.33
Class A Controlled Distribution Amount                      17,083,333.34
Class A Monthly Principal (Due) [Section 4.09(a)]           17,083,333.34
Class A Monthly Principal (Paid)                            17,083,333.34
Class A Deficit Controlled Amortization Amount              0.00
Total Available to Pay Class B Monthly Principal            29,409,188.20
Class B Controlled Amortization Amount                      0.00
Class B Controlled Distribution Amount                      0.00
Class B Monthly Principal (Due) [Section 4.09(b)]           0.00
Class B Monthly Principal (Paid)                            0.00
Class B Deficit Controlled Amortization Amount              0.00
Available Investor Prin. Collecions (after paying A &B)     8,280,085.62
Collateral Monthly Principal (Due) [Section 4.09(c)]        2,329,545.46
Collateral Monthly Principal (Paid)                         2,329,545.46
Series 1994-2 Principal Shortfall                           0.00
Trust Excess Principal Collections                          9,409,188.20
*** Funding Accounts ***
Principal Funding Account deposit                           0.00
Withdraw of Funded Deficit Controlled Amortization Amount   0.00
Withdraw of Excess (Paid to Seller)                         (0.00)
Principal Funding Account Balance                           20,000,000.00
Funded Deficit Controlled Amortization Amount               0.00
[ Class B Principal Funding Account deposits                0.00
 Principal Distributed to Class B Certificateholders        0.00
 Class B Principal Funding Account Balance                  N/A
 Class A Interest Payment/Deposit
   from Collection Account                                  1,665,625.00
   from Principal Funding Account                           0.00
   Paid to Class A Certificateholders                       1,665,625.00
   Interest Funding Account Balance                         0.00
 Class B Interest Payment/Deposit
   from Collection Account                                  150,000.00
   from Principal Funding Account                           0.00
   Paid to Class B Certificateholders                       150,000.00
   Interest Funding Account Balance]                        0.00
Class A Investor Charge-Offs                                0.00
Reimbursement of Class A Investor Charge-Offs               0.00
Cumulative Unreimbursed Class A Investor Charge-Offs        0.00
Reduction of Class B Invested Amount (Other than Class B ICO)     0.00
Class B Investor Charge-Offs                                0.00
Reimbursement of Class B Investor Charge-Offs               0.00
Cumulative Unreimbursed Class B Investor Charge-Offs and Reductions 0.00 Reduction of the Collateral Invested Amt (Other than Collateral CO) 0.00
Collateral Charge-Offs                                        0.00
Reimbursement of Collateral Invested Amount reductions        0.00
Cumulative Unreimbursed Collateral Invested Amount Reductions 0.00
Previous month's ending Collateral Invested Amount            38,011,363.64
Current Month's ending Collateral Invested Amount             35,681,818.18
Unpaid current Allocated Servicing Fee                        0.00
Reimbursement of unpaid Allocated Servicing Fee               0.00
Cumulative unreimbursed unpaid Allocated Serving Fee          0.00
Total Distributions to Class A, B, CIA (prin&int&defaults)    23,380,731.30
*** Receivables Outstanding & Invested Amounts ***
Principal Receivables outstanding [Last Month]                1,364,964,051.92
Average Principal outstanding based upon additional accounts  1,364,964,051.92
Principal Receivables outstanding [End of Month]              1,290,224,344.52
Finance Charge and Administrative Receivables outstanding     123,827,845.73
Class A Invested Amount                                       239,166,666.66
Class B Invested Amount                                       22,500,000.00
Collateral Invested Amount                                    35,681,818.18
Invested Amount                                               297,348,484.84
Series Adjusted Invested Amount                               375,000,000.00
    Revolving or Accumulation Period                          375,000,000.00
    Controlled Amortization  Period                           375,000,000.00
        Seller Specified Numerator                            0.00
        125% Amount                                           0.00
    Early Amortization  Period                                N/A
Series Required Seller Amount                                 37,500,000.00
Required Collateral Amount                                    35,681,818.18
Available Collateral Amount                                   35,681,818.18
Class A Certificate Balance                                   239,166,666.66
Class B Certificate Balance                                   22,500,000.00
*** Cash Collateral Account ***
Cash Collateral Account [Section 4.14]
   Begin Balance                                              0.00
   Deposit of Excess Collections                              0.00
   Withdrawal Amounts [Section 4.14 (b)]
      For Class A Required Amount                             0.00
      To reimburse Class A Investor Charge-Offs               0.00
      To pay current or overdue Class B Monthly Interest, Class B Additional
            Interest or the Cumulative Excess Interest Amount  0.00
      To fund the Class B Investor Default Amount           0.00
      To reimburse Class B Invested Amount reductions       0.00
             Total                                          0.00
   Deposit of Collateral Monthly Principal                  2,329,545.46
   Net Available                                            2,329,545.46
   Required Cash Collateral Amount                          0.00
   Collateral Surplus                                       2,329,545.46
   Cash Collateral Account Surplus                          2,329,545.46
   End Balance                                              0.00
Collateral Surplus (Prime)                                  0.00
Cash Collateral Account Surplus (Prime)                     0.00